Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $11.0 MILLION FOR THE THIRD QUARTER

OLNEY, MARYLAND, October 22, 2015 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the third quarter of 2015 of $11.0 million ($0.45 per diluted share) compared to net income of $11.1 million ($0.44 per diluted share) for the third quarter of 2014 and net income of $10.3 million ($0.42 per diluted share) for the second quarter of 2015.

For the nine months ended September 30, 2015, net income was $32.6 million ($1.31 per diluted share) compared to net income of $29.1 million ($1.16 per diluted share) for the same period of the prior year.

“Our core financial results for the third quarter were solid, as loan growth continued to fuel higher net interest income. Our growth in all three major loan portfolios has been significant given the level of competition in the marketplace and the state of the economy,” said Daniel J. Schrider, President and Chief Executive Officer.

“A stable net interest margin, our strong capital position, diverse revenue stream, and consistent credit quality were key drivers of our financial performance. These results provide evidence of our continuing dedication to provide a consistent and valuable client experience in all facets of our franchise,” said Schrider.

Third Quarter Highlights:

•	Total loans increased 15% compared to the third quarter of 2014 and were up 4% compared to the second quarter of 2015. This increase was driven primarily by year-over-year growth of 19% in the commercial loan portfolio.

•	Combined noninterest-bearing and interest-bearing transaction account balances increased 9% to $1.6 billion at September 30, 2015 as compared to $1.5 billion at September 30, 2014.

•	The provision for loan and lease losses for the third quarter of 2015 was a charge of $1.7 million compared to a credit of $0.2 million for the third quarter of 2014 and a charge of $1.2 million for the second quarter of 2015.

•	The net interest margin was 3.43% for the third quarter of 2015, compared to 3.42% for both the third quarter of 2014 and the second quarter of 2015.

•	The non-GAAP efficiency ratio improved to 59.73% for the current quarter from 61.09% for the prior year quarter due to stable expense levels and higher net interest income resulting from strong loan growth over the prior year quarter.

•	During the third quarter of 2015, the Company repurchased 153,460 shares of its common stock at an average price of $25.76 per share as part of its existing share repurchase program. For the year-to-date, the Company has repurchased 728,932 shares at an average price of $25.88 per share.

Review of Balance Sheet and Credit Quality

Total assets grew 9% to $4.6 billion at September 30, 2015 compared to $4.2 billion at September 30, 2014. This growth was driven by a 15% increase in the loan portfolio as total loans and leases ended the period at $3.4 billion.

At September 30, 2015, combined noninterest-bearing and interest-bearing checking account balances, a primary driver of multiple-product banking relationships with clients, increased 9% compared to balances at September 30, 2014. Total deposits and certain other short-term borrowings that comprise the funding sources derived from customers increased 10% compared to September 30, 2014.

Tangible common equity totaled $437 million at September 30, 2015 compared to $434 million at September 30, 2014. The ratio of tangible common equity to tangible assets decreased to 9.66% at September 30, 2015 from 10.42% at September 30, 2014 due primarily to the growth in assets and continued share repurchases. Dividends per common share were $0.66 per share for the first nine months of 2015 compared to $0.56 per common share for the first nine months of 2014, an 18% increase. At September 30, 2015, the Company had a total risk-based capital ratio of 14.27%, a common equity tier 1 risk-based capital ratio of 12.20%, a tier 1 risk-based capital ratio of 13.17% and a tier 1 leverage ratio of 10.65%.

Non-performing loans totaled $36.9 million at September 30, 2015 compared to $43.7 million at September 30, 2014 and $37.3 million at June 30, 2015. The level of non-performing loans to total loans decreased to 1.08% at September 30, 2015 compared to 1.47% at September 30, 2014 due to growth in the overall loan portfolio. The decrease in non-performing loans at September 30, 2015 compared to June 30, 2015 was driven primarily by payoffs and charge-offs on several such loans that exceeded loans added to non-performing status during the quarter.

Loan charge-offs, net of recoveries, totaled $0.8 million for the third quarter of 2015, compared to net loan charge-offs of $0.2 million for the third quarter of 2014. The allowance for loan and lease losses represented 1.16% of outstanding loans and leases and 107% of non-performing loans at September 30, 2015 compared to 1.26% of outstanding loans and leases and 86% of non-performing loans at September 30, 2014. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the third quarter of 2015 increased 8% compared to the third quarter of 2014. The net interest margin was 3.43% for the third quarter of 2015 compared to 3.42% for the third quarter of 2014.

The provision for loan and lease losses was a charge of $1.7 million for the third quarter of 2015 compared to a credit of $0.2 million for the third quarter of 2014 and a charge of $1.2 million for the second quarter of 2015. The majority of the current quarter’s charge reflects the growth in the loan portfolio.

Non-interest income decreased 2% to $12.4 million for the third quarter of 2015 compared to $12.6 million for the third quarter of 2014. The decrease in non-interest income for the quarter compared to the prior year quarter was due primarily to decreases in service charges on deposit accounts and other non-interest income, which were somewhat offset by an increase in insurance agency commissions.

Non-interest expenses increased to $29.6 million for the third quarter of 2015 compared to $28.6 million in the third quarter of 2014. The current quarter included increases in salaries and benefits. The non-GAAP efficiency ratio was 59.73% for the third quarter of 2015 compared to 61.09% for the third quarter of 2014.

Net interest income for the first nine months of 2015 increased 6% compared to the first nine months of 2014 due primarily to an increase in average loans. The net interest margin was 3.43% for the first nine months of 2015 compared to 3.46% for the first nine months of 2014.

The provision for loan and lease losses was a charge of $3.5 million for the first nine months of 2015 compared to a credit of $1.0 million for the first nine months of 2014. The change in the provision for the current year-to-date period is primarily due to the growth in the loan portfolio over the prior year period.

Non-interest income increased 6% to $37.7 million for the first nine months of 2015 compared to $35.5 million for the first nine months of 2014. This increase was driven by increases in income from wealth management and mortgage banking due primarily to higher mortgage origination volumes. Other non-interest income increased due to higher gains on sales of SBA loans.

Non-interest expenses decreased 2% to $88.4 million for the first nine months of 2015 compared to $90.3 million for the first nine months of 2014. Excluding accrued litigation expenses, non-interest expenses increased 5% over the prior year period. The current year-to-date included increases in salaries, pension costs and health benefits and other non-interest expenses. The non-GAAP efficiency ratio was 60.41% for the first nine months of 2015 compared to 61.32% for the first nine months of 2014.

Conference Call

The Company’s management will host a conference call to discuss its third quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) November 6, 2015. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10072996.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. With $4.6 billion in assets, the bank operates 44 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2014, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
(Dollars in thousands, except per share data)	2015	2014	Change	2015	2014	Change
Results of Operations:
Net interest income	$35,116	$32,420	8%	$102,422	$96,321	6%
Provision (credit) for loan and lease losses	1,706	(192)	n.m	3,521	(1,016)	n.m
Non-interest income	12,390	12,590	(2)	37,658	35,533	6
Non-interest expenses	29,630	28,632	3	88,351	90,322	(2)
Income before income taxes	16,170	16,570	(2)	48,208	42,548	13
Net income	10,995	11,142	(1)	32,553	29,052	12

Pre-tax pre-provision income	$18,031	$16,614	9	$52,246	$47,896	9

Return on average assets	0.96%	1.05%		0.98%	0.93%
Return on average common equity	8.41%	8.54%		8.39%	7.60%
Net interest margin	3.43%	3.42%		3.43%	3.46%
Efficiency ratio - GAAP basis (1)	62.37%	63.61%		63.07%	68.50%
Efficiency ratio - Non-GAAP basis (1)	59.73%	61.09%		60.41%	61.32%

Per share data:
Basic net income	$0.45	$0.44	2%	$1.32	$1.16	14%
Diluted net income	$0.45	$0.44	2	$1.31	$1.16	13
Average fully diluted shares	24,602,817	25,151,582	(2)	24,779,010	25,135,078	(1)
Dividends declared per share	$0.22	$0.20	10	$0.66	$0.56	18
Book value per share	21.44	20.83	3	21.44	20.83	3
Tangible book value per share	17.91	17.31	3	17.91	17.31	3
Outstanding shares	24,424,944	25,076,794	(3)	24,424,944	25,076,794	(3)

Financial Condition at period-end:
Investment securities	$862,409	$950,869	(9)%	$862,409	$950,869	(9)%
Loans and leases	3,412,439	2,975,912	15	3,412,439	2,975,912	15
Interest-earning assets	4,339,375	3,976,731	9	4,339,375	3,976,731	9
Assets	4,611,034	4,248,731	9	4,611,034	4,248,731	9
Deposits	3,275,668	3,028,788	8	3,275,668	3,028,788	8
Interest-bearing liabilities	2,973,747	2,706,623	10	2,973,747	2,706,623	10
Stockholders' equity	523,594	522,404	-	523,594	522,404	-

Capital ratios:
Tier 1 leverage (4)	10.65%	11.36%		10.65%	11.36%
Tier 1 capital to risk-weighted assets (4)	13.17%	14.52%		13.17%	14.52%
Total regulatory capital to risk-weighted assets (4)	14.27%	15.68%		14.27%	15.68%
Common equity tier 1 capital to risk-weighted assets (4)	12.20%	n.a. %		12.20%	n.a. %
Tangible common equity to tangible assets (2)	9.66%	10.42%		9.66%	10.42%
Average equity to average assets	11.43%	12.26%		11.66%	12.28%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.16%	1.26%		1.16%	1.26%
Non-performing loans to total loans	1.08%	1.47%		1.08%	1.47%
Non-performing assets to total assets	0.86%	1.07%		0.86%	1.07%
Allowance for loan and lease losses to non-performing loans	107.44%	86.03%		107.44%	86.03%
Annualized net charge-offs to average loans and leases (3)	0.09%	0.03%		0.07%	0.01%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income.

The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI: and the tax-equivalent adjustment to net interest income.  See the Reconciliation Table included with these Financial Highlights.

(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.

(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

(4)	Estimated ratio at September 30, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2015	2014	2015	2014
Pre-tax pre-provision income:
Net income	$10,995	$11,142	$32,553	$29,052
Plus non-GAAP adjustment:
Litigation expenses	155	236	517	6,364
Income taxes	5,175	5,428	15,655	13,496
Provision (credit) for loan and lease losses	1,706	(192)	3,521	(1,016)
Pre-tax pre-provision income	$18,031	$16,614	$52,246	$47,896

Efficiency ratio - GAAP basis:
Non-interest expenses	$29,630	$28,632	$88,351	$90,322

Net interest income plus non-interest income	$47,506	$45,010	$140,080	$131,854

Efficiency ratio - GAAP basis	62.37%	63.61%	63.07%	68.50%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$29,630	$28,632	$88,351	$90,322
Less non-GAAP adjustment:
Amortization of intangible assets	107	115	320	709
Litigation expenses	155	236	517	6,364
Non-interest expenses - as adjusted	$29,368	$28,281	$87,514	$83,249

Net interest income plus non-interest income	$47,506	$45,010	$140,080	$131,854
Plus non-GAAP adjustment:
Tax-equivalent income	1,663	1,296	4,816	3,909
Less non-GAAP adjustments:
Securities gains	1	8	20	8
Net interest income plus non-interest income - as adjusted	$49,168	$46,298	$144,876	$135,755

Efficiency ratio - Non-GAAP basis	59.73%	61.09%	60.41%	61.32%

Tangible common equity ratio:
Total stockholders' equity	$523,594	$522,404	$523,594	$522,404
Accumulated other comprehensive income	(1,801)	(3,632)	(1,801)	(3,632)
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(190)	(622)	(190)	(622)
Tangible common equity	$437,432	$433,979	$437,432	$433,979

Total assets	$4,611,034	$4,248,731	$4,611,034	$4,248,731
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(190)	(622)	(190)	(622)
Tangible assets	$4,526,673	$4,163,938	$4,526,673	$4,163,938

Tangible common equity ratio	9.66%	10.42%	9.66%	10.42%

Outstanding common shares	24,424,944	25,076,794	24,424,944	25,076,794
Tangible book value per common share	$17.91	$17.31	$17.91	$17.31

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	September 30,	December 31,	September 30,
(Dollars in thousands)	2015	2014	2014
Assets
Cash and due from banks	$42,322	$52,804	$48,665
Federal funds sold	472	473	474
Interest-bearing deposits with banks	53,637	42,940	42,820
Cash and cash equivalents	96,431	96,217	91,959
Residential mortgage loans held for sale (at fair value)	10,418	10,512	6,656
Investments available-for-sale (at fair value)	607,619	672,209	692,107
Investments held-to-maturity -- fair value of $220,223, $222,260 and $223,130 at September 30, 2015,
December 31, 2014 and September 30, 2014, respectively	216,642	219,973	221,690
Other equity securities	38,148	41,437	37,072
Total loans and leases	3,412,439	3,127,392	2,975,912
Less: allowance for loan and lease losses	(39,661)	(37,802)	(37,574)
Net loans and leases	3,372,778	3,089,590	2,938,338
Premises and equipment, net	52,573	49,402	45,841
Other real estate owned	2,619	3,195	1,762
Accrued interest receivable	13,102	12,634	12,277
Goodwill	84,171	84,171	84,171
Other intangible assets, net	190	510	622
Other assets	116,343	117,282	116,236
Total assets	$4,611,034	$4,397,132	$4,248,731

Liabilities
Noninterest-bearing deposits	$1,068,299	$993,737	$986,549
Interest-bearing deposits	2,207,369	2,072,772	2,042,239
Total deposits	3,275,668	3,066,509	3,028,788
Securities sold under retail repurchase agreements and federal funds purchased	121,378	74,432	71,384
Advances from FHLB	610,000	655,000	558,000
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	45,394	44,440	33,155
Total liabilities	4,087,440	3,875,381	3,726,327

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,424,944,
25,044,877 and 25,076,794 at September 30, 2015, December 31, 2014 and September 30, 2014, respectively	24,425	25,045	25,077
Additional paid in capital	178,429	194,647	194,899
Retained earnings	318,939	302,882	298,796
Accumulated other comprehensive income (loss)	1,801	(823)	3,632
Total stockholders' equity	523,594	521,751	522,404
Total liabilities and stockholders' equity	$4,611,034	$4,397,132	$4,248,731

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2015	2014	2015	2014
Interest Income:
Interest and fees on loans and leases	$34,484	$31,030	$99,654	$91,470
Interest on loans held for sale	214	81	422	211
Interest on deposits with banks	25	24	69	66
Interest and dividends on investment securities:
Taxable	3,597	3,712	11,024	11,704
Exempt from federal income taxes	1,996	2,303	6,068	6,940
Interest on federal funds sold	1	-	1	-
Total interest income	40,317	37,150	117,238	110,391
Interest Expense:
Interest on deposits	1,632	1,208	4,193	3,585
Interest on retail repurchase agreements and federal funds purchased	69	42	179	117
Interest on advances from FHLB	3,272	3,258	9,774	9,709
Interest on subordinated debt	228	222	670	659
Total interest expense	5,201	4,730	14,816	14,070
Net interest income	35,116	32,420	102,422	96,321
Provision (credit) for loan and lease losses	1,706	(192)	3,521	(1,016)
Net interest income after provision (credit) for loan and lease losses	33,410	32,612	98,901	97,337
Non-interest Income:
Investment securities gains	1	8	20	8
Service charges on deposit accounts	1,936	2,226	5,657	6,287
Mortgage banking activities	566	596	2,566	1,482
Wealth management income	4,963	4,974	15,040	14,181
Insurance agency commissions	1,648	1,410	4,147	4,011
Income from bank owned life insurance	618	611	1,937	1,817
Bank card fees	1,198	1,148	3,475	3,295
Other income	1,460	1,617	4,816	4,452
Total non-interest income	12,390	12,590	37,658	35,533
Non-interest Expenses:
Salaries and employee benefits	17,733	16,765	52,566	49,594
Occupancy expense of premises	3,086	3,032	9,748	9,778
Equipment expenses	1,600	1,337	4,463	3,855
Marketing	688	744	2,161	2,088
Outside data services	1,329	1,231	3,692	3,663
FDIC insurance	565	594	1,850	1,687
Amortization of intangible assets	107	115	320	709
Litigation expenses	155	236	517	6,364
Other expenses	4,367	4,578	13,034	12,584
Total non-interest expenses	29,630	28,632	88,351	90,322
Income before income taxes	16,170	16,570	48,208	42,548
Income tax expense	5,175	5,428	15,655	13,496
Net income	$10,995	$11,142	$32,553	$29,052

Net Income Per Share Amounts:
Basic net income per share	$0.45	$0.44	$1.32	$1.16
Diluted net income per share	$0.45	$0.44	$1.31	$1.16
Dividends declared per share	$0.22	$0.20	$0.66	$0.56

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015			2014
(Dollars in thousands, except per share data)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$41,980	$40,438	$39,343	$39,258	$38,446	$38,322	$37,532
Interest expense	5,201	4,916	4,699	4,748	4,730	4,682	4,658
Tax-equivalent net interest income	36,779	35,522	34,644	34,510	33,716	33,640	32,874
Tax-equivalent adjustment	1,663	1,589	1,271	1,283	1,296	1,331	1,282
Provision for loan and lease losses	1,706	1,218	597	853	(192)	158	(982)
Non-interest income	12,390	12,109	13,159	11,338	12,590	11,694	11,249
Non-interest expenses	29,630	29,477	29,244	30,478	28,632	34,141	27,549
Income before income taxes	16,170	15,347	16,691	13,234	16,570	9,704	16,274
Income tax expense	5,175	5,014	5,466	4,086	5,428	2,722	5,346
Net income	$10,995	$10,333	$11,225	$9,148	$11,142	$6,982	$10,928
Financial Performance:
Pre-tax pre-provision income	$18,031	$16,727	$17,488	$14,242	$16,614	$15,990	$15,292
Return on average assets	0.96%	0.93%	1.04%	0.85%	1.05%	0.67%	1.08%
Return on average common equity	8.41%	8.02%	8.73%	6.93%	8.54%	5.47%	8.80%
Net interest margin	3.43%	3.42%	3.44%	3.44%	3.42%	3.48%	3.47%
Efficiency ratio - GAAP basis (1)	62.37%	64.02%	62.85%	68.39%	63.61%	77.59%	64.31%
Efficiency ratio - Non-GAAP basis (1)	59.73%	61.35%	60.53%	65.89%	61.09%	61.30%	61.60%
Per Share Data:
Basic net income per share	$0.45	$0.42	$0.45	$0.37	$0.44	$0.28	$0.44
Diluted net income per share	$0.45	$0.42	$0.45	$0.36	$0.44	$0.28	$0.43
Average fully diluted shares	24,602,817	24,689,762	25,048,576	25,151,831	25,151,582	25,127,036	25,124,206
Dividends declared per common share	$0.22	$0.22	$0.22	$0.20	$0.20	$0.18	$0.18
Non-interest Income:
Securities gains (losses)	$1	$19	$-	$(3)	$8	$-	$-
Service charges on deposit accounts	1,936	1,839	1,882	2,135	2,226	2,089	1,972
Mortgage banking activities	566	822	1,178	512	596	570	316
Wealth management income	4,963	5,161	4,916	4,905	4,974	4,741	4,466
Insurance agency commissions	1,648	881	1,618	985	1,410	961	1,640
Income from bank owned life insurance	618	606	713	627	611	608	598
Bank card fees	1,198	1,220	1,057	1,144	1,148	1,169	978
Other income	1,460	1,561	1,795	1,033	1,617	1,556	1,279
Total Non-interest Income	$12,390	$12,109	$13,159	$11,338	$12,590	$11,694	$11,249
Non-interest Expense:
Salaries and employee benefits	$17,733	$17,534	$17,299	$16,793	$16,765	$16,474	$16,355
Occupancy expense of premises	3,086	3,173	3,489	3,914	3,032	3,274	3,472
Equipment expenses	1,600	1,490	1,373	1,333	1,337	1,262	1,256
Marketing	688	942	531	838	744	802	542
Outside data services	1,329	1,102	1,261	1,284	1,231	1,216	1,216
FDIC insurance	565	654	631	615	594	573	520
Amortization of intangible assets	107	106	107	112	115	224	370
Litigation expenses	155	162	200	155	236	6,128	-
Professional fees	1,089	1,199	1,209	1,246	1,092	1,292	914
Other real estate owned expenses	48	4	10	2	40	9	-
Other expenses	3,230	3,111	3,134	4,186	3,446	2,887	2,904
Total Non-interest Expense	$29,630	$29,477	$29,244	$30,478	$28,632	$34,141	$27,549

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015			2014
(Dollars in thousands)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$773,889	$744,195	$728,858	$717,886	$698,925	$668,536	$640,939
Residential construction loans	139,492	137,134	130,321	136,741	141,883	149,321	143,109
Commercial ADC loans	239,160	223,103	203,731	205,124	194,666	178,972	163,343
Commercial investor real estate loans	710,694	694,179	668,931	640,193	575,984	577,813	573,634
Commercial owner occupied real estate loans	680,601	643,973	618,846	611,061	584,964	581,795	582,472
Commercial business loans	423,855	409,795	385,452	390,781	368,611	357,472	348,180
Leasing	19	21	36	54	156	260	439
Consumer loans	444,729	436,465	428,531	425,552	410,723	396,775	380,697
Total loans and leases	3,412,439	3,288,865	3,164,706	3,127,392	2,975,912	2,910,944	2,832,813
Allowance for loan and lease losses	(39,661)	(38,713)	(37,475)	(37,802)	(37,574)	(37,959)	(38,026)
Loans held for sale	10,418	19,445	13,899	10,512	6,656	9,042	3,079
Investment securities	862,409	878,284	912,565	933,619	950,869	980,530	997,584
Interest-earning assets	4,339,375	4,222,667	4,125,549	4,114,936	3,976,731	3,945,643	3,891,223
Total assets	4,611,034	4,507,367	4,401,380	4,397,132	4,248,731	4,234,342	4,168,998
Noninterest-bearing demand deposits	1,068,299	1,092,413	1,017,566	993,737	986,549	984,700	882,169
Total deposits	3,275,668	3,247,346	3,109,892	3,066,509	3,028,788	3,038,670	2,959,195
Customer repurchase agreements	121,378	111,817	101,640	74,432	71,384	72,917	67,038
Total interest-bearing liabilities	2,973,747	2,851,750	2,818,966	2,837,204	2,706,623	2,698,887	2,748,064
Total stockholders' equity	523,594	518,873	521,768	521,751	522,404	517,269	510,386
Quarterly Average Balance Sheets:
Residential mortgage loans	$754,007	$734,382	$724,248	$707,719	$682,013	$652,232	$627,944
Residential construction loans	134,448	137,216	132,456	141,890	147,750	145,968	134,261
Commercial ADC loans	227,545	218,341	206,105	201,020	180,293	168,063	162,544
Commercial investor real estate loans	704,068	668,883	645,163	607,050	577,851	575,283	557,168
Commercial owner occupied real estate loans	656,337	624,407	611,722	594,634	585,014	579,953	584,155
Commercial business loans	413,300	398,510	383,111	367,872	367,203	348,597	349,734
Leasing	19	28	44	114	206	352	567
Consumer loans	441,740	434,011	425,434	417,910	404,062	390,076	377,822
Total loans and leases	3,331,464	3,215,778	3,128,283	3,038,209	2,944,392	2,860,524	2,794,195
Loans held for sale	21,070	14,075	7,053	9,952	7,518	6,940	5,216
Investment securities	869,461	898,237	925,683	942,782	965,206	991,135	1,012,701
Interest-earning assets	4,261,939	4,162,963	4,097,648	4,022,051	3,954,858	3,893,843	3,845,513
Total assets	4,537,142	4,438,670	4,372,988	4,292,237	4,220,084	4,157,559	4,105,225
Noninterest-bearing demand deposits	1,063,500	1,023,042	986,688	1,000,285	956,830	899,287	825,968
Total deposits	3,263,993	3,128,562	3,056,186	3,063,591	3,036,686	2,965,329	2,876,641
Customer repurchase agreements	121,127	106,179	90,020	78,746	73,046	68,880	62,864
Total interest-bearing liabilities	2,906,348	2,852,414	2,817,575	2,731,791	2,711,206	2,716,537	2,749,459
Total stockholders' equity	518,619	516,940	521,346	524,063	517,534	511,738	503,851
Financial Measures:
Average equity to average assets	11.43%	11.65%	11.92%	12.21%	12.26%	12.31%	12.27%
Investment securities to earning assets	19.87%	20.80%	22.12%	22.69%	23.91%	24.85%	25.64%
Loans to earning assets	78.64%	77.89%	76.71%	76.00%	74.83%	73.78%	72.80%
Loans to assets	74.01%	72.97%	71.90%	71.12%	70.04%	68.75%	67.95%
Loans to deposits	104.18%	101.28%	101.76%	101.99%	98.25%	95.80%	95.73%
Capital Measures:
Tier 1 leverage (1)	10.65%	10.83%	11.00%	11.26%	11.36%	11.37%	11.43%
Tier 1 capital to risk-weighted assets (1)	13.17%	13.54%	14.01%	13.95%	14.52%	14.48%	14.64%
Total regulatory capital to risk-weighted assets (1)	14.27%	14.65%	15.12%	15.06%	15.68%	15.66%	15.85%
Common equity tier 1 capital to risk-weighted assets (1)	12.20%	12.53%	14.01%	n.a.	n.a.	n.a.	n.a.
Book value per share	$21.44	$21.12	$21.10	$20.83	$20.83	$20.63	$20.38
Outstanding shares	24,424,944	24,562,471	24,733,868	25,044,877	25,076,794	25,069,700	25,043,482

(1)	Estimated ratio at September 30, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2015			2014
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$-	$-	$1	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	649	-	-
Leasing	1	2	-	-	-	-	-
Consumer	-	7	-	-	6	3	-
Residential real estate:
Residential mortgage	-	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-	-
Total loans and leases 90 days past due	1	9	-	-	655	4	-
Non-accrual loans and leases:
Commercial business	3,881	3,285	4,166	3,184	4,151	4,309	3,272
Commercial real estate:
Commercial AD&C	194	194	1,363	2,464	3,792	3,739	4,133
Commercial investor real estate	8,609	10,023	10,083	8,156	8,210	6,731	7,284
Commercial owner occupied real estate	7,932	8,423	8,974	8,941	10,742	10,868	7,150
Leasing	-	-	-	-	-	-	-
Consumer	1,621	1,214	1,962	1,668	1,830	2,058	2,115
Residential real estate:
Residential mortgage	7,488	7,780	3,235	3,012	4,417	4,501	5,025
Residential construction	770	780	788	1,105	2,497	2,143	2,304
Total non-accrual loans and leases	30,495	31,699	30,571	28,530	35,639	34,349	31,283
Total restructured loans - accruing	6,419	5,620	5,446	5,497	7,382	7,364	7,411
Total non-performing loans and leases	36,915	37,328	36,017	34,027	43,676	41,717	38,694
Other assets and real estate owned (OREO)	2,619	4,514	3,227	3,195	1,762	1,967	1,619
Total non-performing assets	$39,534	$41,842	$39,244	$37,222	$45,438	$43,684	$40,313

	For the quarter ended,
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2015	2015	2015	2014	2014	2014	2014
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$31,699	$30,571	$28,530	$35,639	$34,349	$31,283	$30,574
Non-accrual balances transferred to OREO	(180)	(1,309)	(32)	(1,475)	(300)	(390)	(281)
Non-accrual balances charged-off	(752)	(549)	(1,077)	(1,033)	(216)	(357)	(513)
Net payments or draws	(1,846)	(2,970)	(1,067)	(4,139)	(590)	(1,580)	(1,073)
Loans placed on non-accrual	1,574	5,956	4,217	779	2,396	5,393	2,576
Non-accrual loans brought current	-	-	-	(1,241)	-	-	-
Balance at end of period	$30,495	$31,699	$30,571	$28,530	$35,639	$34,349	$31,283

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$38,713	$37,475	$37,802	$37,574	$37,959	$38,026	$38,766
Provision (credit) for loan and lease losses	1,706	1,218	597	853	(192)	158	(982)
Less loans charged-off, net of recoveries:
Commercial business	(25)	73	(89)	50	(58)	28	(768)
Commercial real estate:
Commercial AD&C	-	(547)	706	529	-	-	-
Commercial investor real estate	(5)	85	(5)	(5)	(2)	(23)	(5)
Commercial owner occupied real estate	104	(1)	212	(6)	-	265	-
Leasing	-	-	-	-	-	-	-
Consumer	348	395	43	83	244	11	331
Residential real estate:
Residential mortgage	342	(18)	65	(17)	43	(27)	203
Residential construction	(6)	(7)	(8)	(9)	(34)	(29)	(3)
Net charge-offs	758	(20)	924	625	193	225	(242)
Balance at end of period	$39,661	$38,713	$37,475	$37,802	$37,574	$37,959	$38,026

Asset Quality Ratios:
Non-performing loans to total loans	1.08%	1.13%	1.14%	1.09%	1.47%	1.43%	1.37%
Non-performing assets to total assets	0.86%	0.93%	0.89%	0.85%	1.07%	1.03%	0.97%
Allowance for loan losses to loans	1.16%	1.18%	1.18%	1.21%	1.26%	1.30%	1.34%
Allowance for loan losses to non-performing loans	107.44%	103.71%	104.05%	111.09%	86.03%	90.99%	98.27%
Annualized net charge-offs to average loans	0.09%	0.00%	0.12%	0.08%	0.03%	0.03%	(0.04)%

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended September 30,
	2015			2014
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$754,007	$6,346	3.37%	$682,013	$5,813	3.41%
Residential construction loans	134,448	1,240	3.66	147,750	1,376	3.69
Commercial ADC loans	227,545	2,602	4.54	180,293	2,196	4.83
Commercial investor real estate loans	704,068	8,353	4.71	577,851	7,009	4.81
Commercial owner occupied real estate loans	656,337	8,065	4.88	585,014	7,091	4.98
Commercial business loans	413,300	4,600	4.42	367,203	4,177	4.53
Leasing	19	-	-	206	4	6.91
Consumer loans	441,740	3,701	3.35	404,062	3,364	3.32
Total loans and leases (2)	3,331,464	34,907	4.16	2,944,392	31,030	4.22
Loans held for sale	21,070	214	4.05	7,518	81	4.30
Taxable securities	581,832	3,742	2.57	663,550	4,071	2.43
Tax-exempt securities (3)	287,629	3,091	4.30	301,656	3,240	4.26
Interest-bearing deposits with banks	39,472	25	0.25	37,268	24	0.25
Federal funds sold	472	1	0.22	474	-	0.22
Total interest-earning assets	4,261,939	41,980	3.92	3,954,858	38,446	3.89

Less: allowance for loan and lease losses	(39,090)			(38,213)
Cash and due from banks	44,893			45,600
Premises and equipment, net	52,233			45,959
Other assets	217,167			211,880
Total assets	$4,537,142			$4,220,084

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$534,568	105	0.08%	$488,800	112	0.09%
Regular savings deposits	277,819	37	0.05	263,255	34	0.05
Money market savings deposits	882,755	393	0.18	871,271	293	0.13
Time deposits	505,351	1,097	0.86	456,530	769	0.67
Total interest-bearing deposits	2,200,493	1,632	0.29	2,079,856	1,208	0.23
Other borrowings	121,127	69	0.23	73,046	42	0.23
Advances from FHLB	549,728	3,272	2.36	523,304	3,258	2.47
Subordinated debentures	35,000	228	2.60	35,000	222	2.54
Total interest-bearing liabilities	2,906,348	5,201	0.71	2,711,206	4,730	0.69

Noninterest-bearing demand deposits	1,063,500			956,830
Other liabilities	48,675			34,514
Stockholders' equity	518,619			517,534
Total liabilities and stockholders' equity	$4,537,142			$4,220,084

Net interest income and spread		$36,779	3.21%		$33,716	3.20%
Less: tax-equivalent adjustment		1,663			1,296
Net interest income		$35,116			$32,420

Interest income/earning assets			3.92%			3.89%
Interest expense/earning assets			0.49			0.47
Net interest margin			3.43%			3.42%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2015 and 2014. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.7 million and $1.3 million in 2015 and 2014, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Nine Months Ended September 30,
	2015			2014
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$737,655	$18,625	3.37%	$654,261	$16,874	3.44%
Residential construction loans	134,714	3,729	3.70	142,709	3,988	3.74
Commercial ADC loans	217,409	7,464	4.59	170,365	6,450	5.06
Commercial investor real estate loans	672,920	23,703	4.71	570,176	20,881	4.90
Commercial owner occupied real estate loans	630,985	23,266	4.93	583,044	21,304	5.05
Commercial business loans	398,418	13,107	4.40	355,242	12,268	4.62
Leasing	30	1	2.97	374	16	5.54
Consumer loans	433,788	10,807	3.35	390,749	9,689	3.34
Total loans and leases (2)	3,225,919	100,702	4.17	2,866,920	91,470	4.30
Loans held for sale	14,118	422	3.98	6,567	211	4.28
Taxable securities	605,719	11,464	2.52	687,359	12,786	2.48
Tax-exempt securities (3)	291,868	9,396	4.29	302,148	9,767	4.31
Interest-bearing deposits with banks	36,688	69	0.25	35,004	66	0.25
Federal funds sold	473	1	0.22	474	-	0.22
Total interest-earning assets	4,174,785	122,054	3.91	3,898,472	114,300	3.94

Less: allowance for loan and lease losses	(38,256)			(38,645)
Cash and due from banks	46,067			45,380
Premises and equipment, net	51,500			45,845
Other assets	216,105			210,325
Total assets	$4,450,201			$4,161,377

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$528,683	312	0.08%	$475,459	306	0.09%
Regular savings deposits	275,433	108	0.05	258,224	131	0.07
Money market savings deposits	849,469	983	0.15	871,399	839	0.13
Time deposits	472,065	2,790	0.79	460,548	2,309	0.67
Total interest-bearing deposits	2,125,650	4,193	0.26	2,065,630	3,585	0.23
Other borrowings	105,945	179	0.23	68,301	117	0.23
Advances from FHLB	592,509	9,774	2.21	556,663	9,709	2.33
Subordinated debentures	35,000	670	2.55	35,000	659	2.51
Total interest-bearing liabilities	2,859,104	14,816	0.69	2,725,594	14,070	0.69

Noninterest-bearing demand deposits	1,024,692			894,508
Other liabilities	47,447			30,184
Stockholders' equity	518,958			511,091
Total liabilities and stockholders' equity	$4,450,201			$4,161,377

Net interest income and spread		$107,238	3.22%		$100,230	3.25%
Less: tax-equivalent adjustment		4,816			3,909
Net interest income		$102,422			$96,321

Interest income/earning assets			3.91%			3.94%
Interest expense/earning assets			0.48			0.48
Net interest margin			3.43%			3.46%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2015 and 2014. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $4.8 million and $3.9 million in 2015 and 2014, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.